AFFIRMATION OF PLEDGE AGREEMENT:

THE UNDERSIGNED, being the parties to that certain Pledge Agreement dated July 26, 2011 (as amended, the "Pledge Agreement"), made in favor of CoBank, ACB ("CoBank") in connection with all Obligations (as that term is defined in the Pledge Agreement) of U.S. Premium Beef, LLC (the "Borrower") to CoBank, hereby (a) acknowledge and agree that the Pledge Agreement is and shall remain in full force and effect; (b) acknowledge, agree and reaffirm that all of the Obligations, including the obligations of the Borrower under that certain Credit Agreement dated of even date herewith and numbered 0000 I 544SLA (as may be amended or amended and restated from time to time) continue to be secured by the Pledge Agreement pursuant to the terms of the Pledge Agreement; (c) confirm that the representations and warranties set forth in the Pledge Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof; and (d) ratify, confirm and reaffirm all of the terms, covenants, conditions and obligations set forth in the Pledge Agreement.

THE UNDERSIGNED, on behalf of the Board of Managers of National Beef Packing Company, LLC ("National Beef'), hereby acknowledges the Pledge Agreement and reaffirms the Board of Managers Consent by National Beef attached to the Pledge Agreement.

ACKNOWLEDGMENT AND CONSENT